Exhibit 10.1

FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE

$80,000,000.00	Pittsburgh, Pennsylvania October 31, 2012

FOR VALUE RECEIVED, the undersigned, II-VI INCORPORATED, a Pennsylvania corporation (herein called the “Borrower”), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Payee Bank”) on the first to occur of the Expiration Date or acceleration, the lesser of the principal sum of EIGHTY MILLION DOLLARS AND NO CENTS ($80,000,000.00) or the principal amount as may be advanced by Payee Bank to the Borrower hereunder pursuant to the Credit Agreement dated as of June 15, 2011 among the Borrower, the Guarantors party thereto, the Payee Bank, various other financial institutions which are now or hereafter become a party thereto (the Payee Bank and such other financial institutions are each, a “Bank” and collectively, the “Banks”), and PNC Bank, National Association, as Agent for the Banks (in such capacity, the “Agent”), (together with all extensions, renewals, amendments, substitutions and replacements thereto and thereof, the “Credit Agreement”).

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to the Credit Agreement.

Upon the occurrence and during the continuation of an Event of Default as provided in the Credit Agreement, the Borrower shall pay interest on the entire principal amount of the then outstanding Loans evidenced by this Note at a rate per annum equal to two percent (2%) per annum above the rate of interest otherwise applicable thereto. Such interest will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, interest on this Revolving Credit Note will be payable on the dates set forth in the Credit Agreement and on the Expiration Date.

Subject to the provisions of the Credit Agreement, if any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at Three PNC Plaza, 225 Fifth Avenue, Pittsburgh, Pennsylvania 15222, in lawful money of the United States of America in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants and conditions contained therein. The Credit Agreement among other things contains provision for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Payee Bank and its successors and assigns. All references herein to the “Borrower” and the “Payee Bank” shall be deemed to apply to the Borrower and the Payee Bank, respectively, and their respective successors and assigns.

No delay or omission of the Payee Bank to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power, nor shall the Payee Bank’s actions or inaction impair any such right or power. The Borrower agrees to pay on demand, to the extent permitted by law, all reasonable costs and expenses incurred by the Payee Bank in the enforcement of its rights in this Note and in any security therefor. If any provision of this Note is found to be invalid by a court, all other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Payee Bank and its successors and assigns.

THIS NOTE SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES, EXCEPTING APPLICABLE FEDERAL LAW AND EXCEPT ONLY TO THE EXTENT PRECLUDED BY THE MANDATORY APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH ADDRESS PROVIDED FOR IN SECTION 11.6 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. BORROWER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. THE BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS CHOICE OF FORUM SHALL NOT BE DEEMED TO PRECLUDE

THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN ANY FORUM OR THE TAKING OF ANY ACTION UNDER THE LOAN DOCUMENTS TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

WAIVER OF JURY TRIAL. THE BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS NOTE.

The Payee Bank may at any time pledge all or a portion of its rights under the Loan Documents including any portion of this Revolving Credit Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. § 341. No such pledge or enforcement thereof shall release the Payee Bank from its obligations under any of the Loan Documents.

THIS FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE REPLACES THE REVOLVING CREDIT NOTE DATED JUNE 15, 2011, PAYABLE BY THE BORROWER IN FAVOR OF THE PAYEE BANK (AS THEREAFTER AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “ORIGINAL NOTE”). THIS FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE IS NOT INTENDED TO CONSTITUTE, AND DOES NOT CONSTITUTE A NOVATION OR SATISFACTION OF THE OBLIGATIONS REPRESENTED BY THE ORIGINAL NOTE.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE - REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officer with the intention that it constitutes a sealed instrument.

WITNESS:		II-VI INCORPORATED

By:	/s/ Eric C. Springer	By:	/s/ Craig A. Creaturo	[SEAL]
Name:	Eric C. Springer, Esquire	Name:	Craig A. Creaturo
		Title:	Chief Financial Officer and Treasurer

4